                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           --------------------------




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 11, 1997


                             ZAPATA CORPORATION
           (Exact name of registrant as specified in its charter)



           DELAWARE                    1-4219                   C-74-1339132
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
       of incorporation)                                     Identification No.)


                              1717 ST. JAMES PLACE
                                   SUITE 550
                              HOUSTON, TEXAS 77056
                    (Address of principal executive offices)


                                 (713) 940-6100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

         On July 11, 1997, Zapata Corporation ("Zapata" or the "Company"), completed the sale of its Bolivian oil and gas interests ("Bolivian Interest") to Tesoro Bolivia Petroleum Company ("Tesoro") for $18.8 million cash and the assumption by Tesoro of certain liabilities (collectively, the "Bolivian Sale"). The terms of the Bolivian Sale were determined by negotiations between Zapata and Tesoro, Zapata's co-venturer with respect to the Bolivian operations. In connection with the Bolivian Sale, Zapata established a $4.0 million letter of credit in favor of Tesoro as security against the possibility of a Bolivian income tax liability incurred by Zapata as a result of the Bolivian Sale. Zapata's obligations with respect to the letter of credit will terminate on the first business day following the first to occur of the recording of the assignment of Zapata's interest by Tesoro as a public deed in Bolivia or the receipt by Tesoro of evidence of payment by Zapata of all taxes due in Bolivia. The Bolivian Sale resulted in an after-tax gain of approximately $5.0 million that will be recorded in Zapata's fiscal 1997 fourth quarter which ends September 30, 1997.

         The Bolivian Sale completes Zapata's exit from the energy business. As a result, Zapata has restated its financial statements to reflect its oil and gas operations as discontinued operations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) PRO FORMA FINANCIAL INFORMATION

             Filed herewith is unaudited pro forma condensed consolidated financial information for Zapata Corporation and subsidiary companies reflecting the financial position of the Company as of March 31, 1997 and the results of its operations for the six months ended March 31, 1997 and the fiscal year ended September 30, 1996, giving effect to the Bolivian Sale.

         (c) EXHIBITS.

             Exhibit 10(y)    - Purchase and Sale Agreement for Contract Rights
                                and Assets Blocks XVIII and XX, Department of Tarija, Bolivia dated as of July 11, 1997 by and between Tesoro Bolivia Petroleum Company and Zapata Exploration Company and
                                Zapata Corporation.

ITEM 7.  FINANCIAL STATEMENTS

         (b) Unaudited Pro Forma Financial Information

             The following unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated income statements (collectively, the "Pro Forma Financial Statements") give effect to the Bolivian Sale. The pro forma condensed consolidated balance sheet of Zapata at March 31, 1997 sets forth the historical financial position of Zapata as if the Bolivian Sale had been consummated on March 31, 1997. The pro forma condensed consolidated income statements of Zapata for the six months ended March 31, 1997 and for the twelve months ended September 30, 1996 reflect the historical results of Zapata as if the Bolivian Sale had been consummated on October 1, 1995. The Pro Forma Financial Statements should be read in conjunction with the historical consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in Zapata's Report on Form 10-K for the year ended September 30, 1996.

             The Pro Forma Financial Statements set forth below may not be indicative of what the actual results of operations would have been had the Bolivian Sale occurred on the date indicated or that may be obtained in the future.

                               ZAPATA CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997
                                 (in thousands)

                                                      Historical
                                                        Zapata           Pro Forma        Pro Forma
                                                      Corporation       Adjustments         Total
                                                      -----------       -----------       ----------
Current assets:

    Cash and cash equivalents                             $ 86,849         $14,800           $101,649
    Restricted cash                                            337           4,000              4,337
    Other current assets                                    37,852            (816)            37,036
                                                          --------         -------           --------

       Total current assets                                125,038          17,984            143,022

Investments and other assets                                43,585          (4,164)            39,421

Property and equipment, net                                 45,783          (6,673)            39,110
                                                          --------         -------           --------
     Total assets                                         $214,406         $ 7,147           $221,553
                                                          ========         =======           ========


Current liabilities                                       $ 20,700           ($588)          $ 20,112
                                                          --------         -------           --------

Long-term debt                                              19,782             ---             19,782
                                                          --------         -------           --------

Other liabilities                                           16,976             ---             16,976
                                                          --------         -------           --------

Stockholders' equity:
    Preference stock                                             3             ---                  3
    Common stock                                             7,388             ---              7,388
    Capital in excess of par value                         131,961             ---            131,961
    Reinvested earnings                                     17,596           7,735             25,331
                                                          --------         -------           --------
                                                           156,948           7,735            164,683
                                                          --------         -------           --------
    Total liabilities and stockholders' equity            $214,406         $ 7,147           $221,553
                                                          ========         =======           ========


                (The accompanying notes are an integral part of
                     the Pro Forma Financial Statements.)

NOTE TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

         The following note sets forth the assumptions used in preparing the unaudited pro forma condensed consolidated balance sheet as of March 31, 1997.

         (1) To record the Bolivian Sale. In connection therewith, Zapata established a $4.0 million letter of credit in favor of Tesoro as security against the possibility of a Bolivian income tax liability incurred by Zapata as a result of the Bolivian Sale. If such income taxes are incurred in Bolivia, the Company expects to utilize a foreign tax credit generated by the payment of such taxes against its U.S. federal income tax liability. At
March 31, 1997, the Bolivian Sale would have resulted in an after-tax gain of $7.7 million. This gain includes a $3.0 million receipt from the Bolivian government for certain unrecorded past-due receivables.
Zapata recorded this receipt as revenue from discontinued operations in May 1997 when the cash was received. As a result, the actual gain generated by the Bolivian Sale will be reduced to approximately $5.0 million.

                               ZAPATA CORPORATION
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                        SIX MONTHS ENDED MARCH 31, 1997
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                HISTORICAL
                                                                  ZAPATA             PRO FORMA            PRO FORMA
                                                               CORPORATION          ADJUSTMENTS             TOTAL
                                                               -----------          -----------           ---------

Revenues                                                         $49,724               ($1,137)            $48,587
                                                                 -------               -------             -------

Expenses:
  Operating                                                       37,691                  (454)             37,237
  Depreciation, depletion and amortization                         1,978                  (123)              1,855
  Selling, general and administrative                              3,865                   ---               3,865
                                                                 -------               -------             -------
                                                                  43,534                  (577)             42,957
                                                                 -------               -------             -------

Operating income                                                   6,190                  (560)              5,630
                                                                 -------               -------             -------

Other income (expense):
  Interest income, net                                               873                    (6)                867
  Equity in loss of unconsolidated affiliates                       (838)                  ---                (838)
  Other                                                            1,114                   ---               1,114
                                                                 -------               -------             -------
                                                                   1,149                    (6)              1,143
                                                                 -------               -------             -------
Income from continuing operations
   before taxes                                                    7,339                  (566)              6,773
                                                                 -------               -------             -------


Provision  for income taxes                                        2,703                  (198)              2,505
                                                                 -------               -------             -------

Income  from continuing operations                               $ 4,636                 ($368)            $ 4,268
                                                                 =======               =======             =======


Per share data:
    Income from continuing operations                            $  0.16                ($0.02)            $  0.14
                                                                 =======               =======             =======

Average common  and common equivalent
    shares outstanding                                            29,571                   ---              29,571
                                                                 =======               =======             =======


                (The accompanying notes are an integral part of
                     the Pro Forma Financial Statements.)

NOTE TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

         The following note sets forth the assumptions used in preparing the unaudited pro forma condensed consolidated income statement for the six months ended March 31, 1997.

         (1) To record the Bolivian Sale. As a result, Zapata's income statement has been restated to reflect the results from its oil and gas operations as a discontinued operation.

                               ZAPATA CORPORATION
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                     TWELVE MONTHS ENDED SEPTEMBER 30, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 HISTORICAL
                                                                   ZAPATA            PRO FORMA             PRO FORMA
                                                                 CORPORATION        ADJUSTMENTS              TOTAL
                                                               ----------------   ----------------     ------------------

Revenues                                                          $95,678              ($2,069)             $93,609
                                                                  -------             --------              -------

Expenses:
  Operating                                                        76,328               (1,080)              75,248
  Provision for asset write-downs                                   5,477               (5,477)                 ---
  Depreciation, depletion and amortization                          3,492                 (240)               3,252
  Selling, general and administrative                               9,229                  (71)               9,158
                                                                  -------             --------              -------
                                                                   94,526               (6,868)              87,658
                                                                  -------             --------              -------

Operating income                                                    1,152                4,799                5,951
                                                                  -------             --------              -------

Other income (expense):
  Interest income, net                                                678                  ---                  678
  Equity in loss of unconsolidated affiliates                      (4,471)                 ---               (4,471)
  Other                                                              (892)                 ---                 (892)
                                                                  -------             --------              -------
                                                                   (4,685)                 ---               (4,685)
                                                                  -------             --------              -------
Income (loss) from continuing operations
   before taxes                                                    (3,533)               4,799                1,266
                                                                  -------             --------              -------


Provision (benefit) for income taxes                               (1,012)               1,680                  668
                                                                  -------             --------              -------

Income (loss) from continuing operations                          ($2,521)              $3,119                 $598
                                                                  =======             ========              =======


Per share data:
    Income (loss) from continuing operations                       ($0.08)               $0.10                $0.02
                                                                  =======             ========              =======

Average common and common equivalent
    shares outstanding                                             29,565                  ---               29,565
                                                                  =======             ========              =======



                (The accompanying notes are an integral part of
                     the Pro Forma Financial Statements.)

NOTE TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

         The following note sets forth the assumptions used in preparing the unaudited pro forma condensed consolidated income statement for the twelve months ended September 30, 1996.

         (1) To record the Bolivian Sale. As a result, Zapata's income statement has been restated to reflect the results from its oil and gas operations as a discontinued operation.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZAPATA CORPORATION



                                  By:      /s/ Robert A. Gardiner
                                        -------------------------------------
                                        Robert A. Gardiner
                                        Senior Vice President and
                                        Chief Financial Officer




Date:  July 28, 1997

                                 EXHIBIT INDEX


Exhibit                  Description
-------                  -----------
Exhibit 10(y)          Purchase and Sale Agreement for Contract Rights and
                       Assets Blocks XVIII and XX, Department of Tarija,
                       Bolivia dated as of July 11, 1997 by and between
                       Tesoro Bolivia Petroleum Company and Zapata Exploration
                       Company and Zapata Corporation.